Equitable Financial Life Insurance Company

Supplement Dated May 1, 2023 to the current statutory prospectuses, initial summary prospectuses and updating summary prospectuses for:

Retirement Cornerstone ® Series 13.0	Retirement Cornerstone ® Series 15.0
Retirement Cornerstone ® Series 15A	Retirement Cornerstone ® Series 15B
Retirement Cornerstone ® Series 17	Retirement Cornerstone ® Series 17 Series E
Retirement Cornerstone ® Series 19 Series E

This Supplement modifies certain information in the above-referenced prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses, initial summary prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the
Prospectus
.

The following hereby amends the current expense in “
Appendix: Portfolio Companies available under the contract
” for the following funds:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
BlackRock Global Allocation V.I. Fund — BlackRock Advisers, LLC; BlackRock (Singapore) Limited	1.01%^
Hartford Disciplined Equity HLS Fund — Hartford Funds Management Company , LLC; Wellington Management Company LLP	1.09%

RC 13, RC 15,RC 15A, RC 15B	Cat #800033 (5/23)
RC 17, RC 17 Series E, RC 19 Series E NB/In Force	#216653